SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 _______________
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



       Date of Report (date of earliest event reported):   March 15, 1999



                      NATIONSCREDIT GRANTOR TRUST 1996 - 1
               (Exact name of registrant as specified in charter)



           Delaware          333-22327             75-2655744
           (State or other   (Commission File     (IRS  Employer
           jurisdiction of   Number)               Identification Number)
           incorporation)


             225 E. John Carpenter Freeway, Irving Texas 75062-2731
             (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code  (972) 506-5045

  Not Applicable (Former name or former address, if changed since last report.)

Item  5.     Other  Events
             -------------

This Current Report on Form 8-K is being filed to file a copy of the Certificateholders Statements relating to the Collection Period ending February 28, 1999.


     Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement (with Standard Terms and Conditions attached thereto) dated as of January 31, 1996 among NationsCredit Securitization Corporation, NationsCredit Commercial Corporation of America and Bankers Trust Company, as Trustee, which was previously filed as an exhibit to the Current Report on Form 8-K filed on behalf of the Trust by NationsCredit Commercial Corporation of America on April 5, 1996.

Item  7.     Financial Statements, Pro Forma Financial Information and Exhibits.
             -------------------------------------------------------------------

(c)     Exhibits

Exhibit  No.

    19.1     Certificateholders  Statements

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                      NATIONSCREDIT GRANTOR TRUST 1996 - 1
                      ------------------------------------
                                  (Registrant)


By:  NationsCredit  Commercial  Corporation  of  America,  as  Servicer  of
NationsCredit
        Grantor  Trust  1996-1




Date:  March  29,  1999                           By:  /s/  SUZANNE  CASTLEBERRY
       ----------------                                -------------------------
                                                  Name:  Suzanne  Castleberry
                                                  Title:    Vice  President

                                  EXHIBIT INDEX


     Exhibit  Number               Description
     ---------------               -----------

          19.1                    Certificateholders  Statements


EXHIBIT  19.1
                                       STATEMENT TO CERTIFICATEHOLDERS
                                     NATIONSCREDIT GRANTOR TRUST 1996 - 1

     Pursuant  to  the  Pooling  and  Servicing  Agreement,  dated as of January 31, 1996 among NationsCredit
Securitization  Corporation  (as  "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers
Trust  Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each  month  regarding  distribution  to Certificateholders and the performance of the Trust. The information with  respect  to  the  applicable  Distribution  Date  is  set  forth  below.


Month                                                                                          Mar-99
Collection Period                                                                                  01-Feb-99
Determination Date                                                                                 10-Mar-99
Deposit Date                                                                                       12-Mar-99
Distribution Date                                                                                  15-Mar-99

POOL BALANCE
             Pool Balance on the close of the last day of the Collection Period (Record Date)  87,257,879.19
             Pool Factor                                                                            39.09506%
             Ending Pool Balance (per $1,000 certificate)                                             390.95
             Liquidation Proceeds                                                                 167,905.12
             Purchase Amounts                                                                              -

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
             Interest Payments:
             Monthly Interest Payment                                                                   1.96
             Carry-Over Monthly Interest Payment                                                           -
             Total Interest Payment                                                                     1.96

             Principal Payments:
             Monthly Principal Payment                                                                 10.65
             Carry-Over Monthly Principal Payment                                                          -
             Total Principal Payment                                                                   10.65

             Servicing Fee:
             Servicing Fee                                                                              0.25
             Carry-Over Monthly Servicing Fee                                                              -
             Total Servicing Fee                                                                        0.25

SURETY BOND
             Surety Bond Amount for the current Distribution Date                              22,408,616.80
             Surety Bond Amount as a % of the Pool Balance                                          25.68091%



                                      MONTHLY SERVICERS CERTIFICATE
                                   NATIONSCREDIT GRANTOR TRUST 1996 - 1

     Pursuant  to  the  Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit
Securitization  Corporation  (as  "Seller"),  NationsCredit  Corporation  of  America (as "Servicer") and
Bankers  Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information  with  respect  to  the  applicable  Distribution  Date  is  set  forth  below.


Month                                                                                     Mar-99
Collection Period                                                                              01-Feb-99
Determination Date                                                                             10-Mar-99
Deposit Date                                                                                   12-Mar-99
Distribution Date                                                                              15-Mar-99

POOL BALANCE
          Pool Balance on the close of the last day of the preceding Collection Period     89,634,467.20
          Principal Collections                                                             2,041,183.07
          Purchase Amounts Allocable to Principal                                                      -
          Defaulted Receivables                                                               335,404.94
          Pool Balance on the close of the last day of the Collection Period               87,257,879.19

          Original Pool Balance                                                           223,194,105.12

          Pool Factor                                                                           39.09506%

          Preference Amounts                                                                           -

          Certificate Pass-Through Rate                                                             5.85%
          Servicing Fee Rate                                                                        0.75%

AVAILABLE INTEREST
          Collections allocable to interest                                                   700,653.71
          Liquidation Proceeds                                                                167,905.12
          Purchase Amounts allocable to interest                                                       -
          Total Interest                                                                      868,558.83

AVAILABLE PRINCIPAL
          Collections allocable to principal                                                2,041,183.07
          Purchase Amounts allocable to principal                                                      -
          Total Principal                                                                   2,041,183.07

AVAILABLE FUNDS
          Collections allocable to interest                                                   700,653.71
          Liquidation Proceeds                                                                167,905.12
          Purchase Amounts allocable to interest                                                       -
          Collections allocable to principal                                                2,041,183.07
          Purchase Amounts allocable to principal                                                      -
          Total Available Funds                                                             2,909,741.90

DEPOSIT TO THE CERTIFICATE ACCOUNT
          Available Funds allocable to interest                                               868,558.83
          Available Funds allocable to principal                                            2,041,183.07
          Reserve Account Interest Withdrawal                                                          -
          Surety Interest Drawing                                                                      -
          Reserve Account Preference Withdrawal                                                        -
          Surety Preference Withdrawal                                                                 -
          Reserve Account Principal Withdrawal                                                         -
          Surety Principal Drawing                                                                     -
          Total Deposit to the Certificate Account                                          2,909,741.90

INTEREST PAYMENT
          Monthly Interest Payment                                                            436,968.03
          Carry-Over Monthly Interest                                                                  -
          Total                                                                               436,968.03

PRINCIPAL PAYMENT
          Monthly Principal Payment                                                         2,376,588.01
          Carry-Over Monthly Principal                                                                 -
          Total                                                                             2,376,588.01

SERVICING FEE
          Servicing Fee                                                                        56,021.54
          Carry-Over Monthly Servicing Fee                                                             -
          Total                                                                                56,021.54

DISTRIBUTIONS FROM THE CERTIFICATE ACCOUNT
          Interest distributions                                                              436,968.03
          Principal distribution                                                            2,376,588.01
          Preference Amounts
          Servicing Fee distribution                                                           56,021.54
          Distributions to the Surety Bond Provider                                             8,963.45
          Distributions to the Reserve Account                                                 31,200.87
          Distributions to the Seller                                                                  -

          Carry-Over Monthly Interest to the next Distribution Date                                    -
          Carry-Over Monthly Principal to the next Distributions Date                                  -
          Carry-Over Monthly Servicing Fee to the next Distribution Date                               -

RESERVE ACCOUNT
          Reserve Account Balance as of the end of the preceding Collection Period          5,406,447.01
          Earnings from investments on the Reserve Account                                     16,849.10
          Reserve Account Interest Withdrawal                                                          -
          Reserve Account Preference Withdrawal                                                        -
          Reserve Account Principal Withdrawal                                                         -
          Deposits to the Reserve Account                                                      31,200.87
          Reserve Account Balance                                                           5,454,496.98
          Distributions of any excess amounts on deposit in the Reserve Account                        -
          Ending Reserve Account Balance                                                    5,454,496.98
          Reserve Account Balance as a % of the Pool Balance                                        6.25%
          Specified Reserve Account Requirement                                             5,579,852.63
          Amount needed to fully fund Reserve Account                                         125,355.65

SURETY BOND
          Required Surety Bond Amount (25% of the Pool Balance)                            22,408,616.80
          Surety Bond amount on the previous Distribution Date                             22,925,059.24
          Payments made with respect Surety Principal Draws                                            -
          Payments received with respect to unreimbursed Surety Principal Draws                        -
          Surety Bond Amount for the current Distribution Date                             22,408,616.80


          Total Surety Interest Draws                                                                  -
          Total Surety Principal Draws                                                                 -
          Total Surety Preference Draws                                                                -
          Total Draws                                                                                  -
          Outstanding Remaining Amounts Owed to the Surety Bond Provider                               -
          Interest on Remaining Amounts Owed to the Surety Bond Provider                               -
          Surety Bond Fee                                                                       8,963.45
          Total unreimbursed Surety Interest Draws                                                     -
          Total unreimbursed Surety Principal Draws                                                    -
          Total unreimbursed Surety Preference Draws                                                   -
          Amount Owed to Surety Bond Provider                                                   8,963.45
          Surety Bond Fee Paid                                                                  8,963.45
          Total payments for Surety Interest Draws                                                     -
          Total payments for  Surety Principal Draws                                                   -
          Total payments for  Surety Preference Draws                                                  -
          Payments made to the Surety Bond Provider                                             8,963.45
          Surety Bond Fee Outstanding                                                                  -
          Remaining unreimbursed Surety Interest Draws                                                 -
          Remaining unreimbursed Surety Principal Draws                                                -
          Remaining unreimbursed Surety Preference Draws                                               -
          Remaining Amounts Owed to the Surety Bond Provider                                           -

NET CREDIT LOSS RATIO
          Net Credit Losses                                                                   167,499.82
          For the Current Collection Period                                                         2.27%
          For the preceding Collection Period                                                       2.89%
          For the second preceding Collection Period                                                7.94%
          Average Net Credit Loss Ratio                                                             4.37%

DELINQUENCY ANALYSIS
          Number of Loans
          30 to 59 days past due                                                                     238
          60 to 89 days past due                                                                      45
          90 or more days past due                                                                    45
          Total                                                                                      328

          Principal Balance
          30 to 59 days past due                                                            2,477,160.34
          60 to 89 days past due                                                              389,173.38
          90 or more days past due                                                            484,716.35
          Total                                                                             3,351,050.07

          Delinquency Ratio
          For the current Collection Period                                                         3.84%
          For the preceding Collection Period                                                       4.11%
          For the second preceding Collection Period                                                3.87%
          Average Delinquency Ratio                                                                 3.94%


REPOSSESSION ANALYSIS
          Current Balance of Contracts where Repossession Occurred in the Current Month       122,849.34
          Number of Contracts where Repossession Occurred in the Current Month                        13


WEIGHTED AVERAGE COMPUTATIONS
          Weighted Average Coupon                                                                  10.52%
          Weighted Average Original Term (months)                                                 123.00
          Weighted Average Remaining Term (months)                                                 81.23


CASH SETTLEMENT FOR THE TRUSTEE
          Available Funds due from the Collection Account to Certificate Account            2,909,741.90
          Servicing Fee                                                                        56,021.54
          Interest allocable to the Seller's Certificate                                            0.21
          Principal amount allocable to the Seller's Certificate                                    1.12
         Wire Funds to the Surety Bond Provider                                                 8,963.45
         Net Deposit From Collection Account to the Certificate Account                     2,844,755.59
         Reserve Account deposit to Certificate Account                                                -
         Surety Bond deposit to Certificate Account                                                    -
          Total Deposit to the Certificate Account                                          2,844,755.59
          Wire Funds to the Certificateholders - Interest                                     436,967.82
          Wire Funds to the Certificateholders - Principal                                  2,376,586.89
          Deposit Funds into the Reserve Account                                               31,200.87
          Wire Funds to NationsCredit                                                                  -

Approved  by:  /s/  SUZANNE  CASTLEBERRY ----------------------- Suzanne Castleberry Vice President

[NATIONSCREDIT  GRANTOR  TRUST  LETTERHEAD]

March  15,  1999

BY  EDGAR

Securities  and  Exchange  Commission
Judiciary  Plaza  450
Fifth  Street,  N.W.
Washington,  D.C.  20549

Re:   NationsCredit  Grantor  Trust  1996  -  1

Ladies  and  Gentlemen:

On  behalf  of NationsCredit Grantor Trust 1996 - 1 (the "Trust") filed herewith via EDGAR is the Trust's
Current  Report  on  Form  8-K.

Should  you  have any questions with regard to the filing, please call the undersigned at (704) 386-3863.

Very  truly  yours,
/s/  SUZANNE  CASTLEBERRY  -----------------------------  Suzanne  Castleberry  Vice  President